UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor Vancouver, British Columbia (Address of principal executive offices)	V6E 2J3 (Zip Code)

Registrant’s telephone number, including area code: (888) 458-3420

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sponsorship Agreement

On May 29, 2025, Nauru Ocean Resources Inc. (“NORI”), a wholly owned subsidiary of TMC the metals company Inc. (the “Company”), entered into a revised sponsorship agreement (the “Sponsorship Agreement”) with the Government of the Republic of Nauru (“Nauru”) and the Nauru Seabed Minerals Authority, updating and replacing the prior sponsorship agreement dated June 5, 2017. The Sponsorship Agreement formalizes the continued support of Nauru for NORI’s exploration activities under its exploration contract with the International Seabed Authority (“ISA”) within the NORI contract area of the Clarion Clipperton Zone and sets out revised terms governing the relationship between the parties, including certain benefit entitlements to Nauru in connection with potential future commercial production by NORI or other Company subsidiaries.

Under the Sponsorship Agreement, NORI will continue to be obligated to pay Nauru a seabed mineral recovery payment based on the polymetallic nodules recovered from the ISA contract area upon revised commercial criteria within the ISA contract until the parties agree to terminate the Sponsorship Agreement or otherwise pursuant to its terms, including upon certain uncured breaches by the other party.

In connection with the Sponsorship Agreement, the Company also executed a Deed of Guarantee and Indemnity (the “Deed”) in favor of Nauru, under which the Company guarantees certain financial obligations of NORI under Nauruan law and the Sponsorship Agreement and provides limited indemnification.

As further described in the Sponsorship Agreement and the Deed, on May 30, 2025, the Company issued to Nauru a warrant to purchase 9,146,268 common shares of the Company (“Warrant”). The Warrant has an initial exercise price of $4.72 per share, is exercisable upon the achievement of certain conditions related to U.S. regulatory apporovals and the Company’s commercial recovery efforts as set forth in the Warrant, and will expire five years from the date of issuance.

The foregoing description of the Sponsorship Agreement, Deed, and Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of each, copies of which are filed as Exhibits 10.1, 10.2, and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Services Agreement

On June 4, 2025, the Company entered into a services agreement with Michael B. Hess (“Services Agreement”) under which Mr. Hess will provide strategic advisory services to the Company and, as compensation for such services, is eligible to receive the following restricted stock units (“RSUs”), each RSU representing one common share of the Company (“RSUs”), and stock option awards to purchase common shares of the Company (“Stock Options” and, together with RSUs, “Equity Awards”): (i) base RSUs valued at $1 million; (ii) share price or market capitalization milestone-based RSUs up to an aggregate of 7.5 million RSUs (iii) Stock Options with an exercise price equal to $4.66, a 10% premium to the closing price on June 4, 2025 for up to an aggregate of 7.5 million common shares and (iv) at the recommendation of the Company’s Chief Executive Officer and subject to further approval of the Company’s Board of Directors, additional Stock Options on the first anniversary of entering into the Services Agreement for up to 2.5 million common shares. Under the Services Agreement, the Company also agreed that Mr. Hess may participate in the Company’s next public capital raise on the same terms as other investors, up to an aggregate investment cap of $25 million. The term of the Serivces Agreement is four years, subject to earlier termination in accordance with its terms.

The Equity Awards under the Services Agreement are subject to shareholder approval of an increase in the number of common shares reserved for issuance under the Company’s 2021 Incentive Equity Plan, continued service and various vesting conditions.

Mr. Hess is a participant in the Company’s recently announced $37 million registered direct offering of common shares and accompanying Class C warrants.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Service Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2025, the Company adopted an amendment to the Articles of the Company (“Articles”) which removed from Article 15.8 of the Articles the outdated address of the registered office of the Company in Vancouver, British Columbia, Canada, which recently changed from 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5 Canada to 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia,V6E 2J3 Canada (the “Amendment”). The Amendment removed the reference to a specific address in the Articles to avoid needing to amend the Articles in the future if the registered address changes again. The Amendment was approved by the Company’s shareholders at the 2025 Annual and Special Meeting of Shareholders held at 10:00 a.m. EDT (the “Annual Meeting”).

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 29, 2025 at 10:00 a.m. EDT. The actions set forth below were taken. Of the Company's 358,705,212 common shares outstanding and eligible to vote as of the record date of April 3, 2025, a quorum of more than two shareholders representing 228,993,760 shares, or 63.8% of the eligible shares, was present or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2025, as supplemented by Supplement No. 1 to Proxy Statement filed with the SEC on May 21, 2025.

1.	Set the number of directors at eight (8).

Votes For	Votes Against	Votes Abstained
227,901,694	981,344	110,722

2.             Election of the following directors of the Company, to serve until the Company's 2026 annual meeting of shareholders and until their respective successors have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Gerard Barron	159,464,400	207,420	69,321,940
Andrew Hall	155,477,456	4,194,364	69,321,940
Andrew Greig	159,473,104	198,716	69,321,940
Andrei Karkar	159,401,444	270,376	69,321,940
Sheila Khama	154,922,124	4,749,696	69,321,940
Christian Madsbjerg	155,444,606	4,227,214	69,321,940
Stephen Jurvetson	159,285,120	386,700	69,321,940
Brendan May	159,264,239	407,581	69,321,940

3.             Appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2025 fiscal year.

Votes For	Votes Withheld
228,511,528	482,232

4.             Adopt an amendment to the Company’s articles to update the advance notice provisions with respect to the address of our registered and records office.

Votes For	Votes Against	Votes Abstained
227,728,277	589,223	676,260

Item 7.01.	Regulation FD Disclosure.

On June 4, 2025, the Company issued a press release announcing entering into the Sponsorship Agreement which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Current Report on Form 8-K (including Exhibit 99.1), this Current Report on Form 8-K (including Exhibit 99.1) contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K regarding these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Company’s Articles adopted May 29, 2025
4.1	Common Share Purchase Warrant, dated May 29, 2025, issued to the Government of the Republic of Nauru
10.1†	Sponsorship Agreement, dated May 29, 2025, among the Government of the Republic of Nauru, the Nauru Seabed Minerals Authority, and Nauru Ocean Resources Inc.
10.2†	Deed of Guarantee and Indemnity, dated May 29, 2025, by TMC the metals company Inc. in favor of the Government of the Republic of Nauru
10.3††	Services Agreement, dated June 2, 2025, by and between the Company and Michael B. Hess
99.1	Press Release dated June 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) is the type of information that the Company treats as private or confidential.

†† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: June 4, 2025	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer